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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 20, 2000


                           DURASWITCH INDUSTRIES, INC.
             (Exact name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

       33-79969                                         88-0308867
(Commission File Number)                  (I.R.S. Employer Identification No.)


234 SOUTH EXTENSION ROAD, MESA, ARIZONA                    85210
(Address of Principal Executive Offices)                 (Zip Code)


                                 (480) 586-3300
              (Registrant's Telephone Number, Including Area Code)




          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On April 20, 2000, DuraSwitch entered into a license agreement, an option agreement, and a warrant agreement with Delphi Automotive Systems LLC. Under the license agreement, DuraSwitch agreed to license certain proprietary technology to Delphi for royalty fees. DuraSwitch entered into a warrant purchase agreement whereby DuraSwitch granted to Delphi a two-year warrant to purchase 225,000 shares of DuraSwitch's common stock for $7.00 per share. The warrant's termination date can be extended an additional two years if Delphi exercises the option described below. DuraSwitch and Delphi also entered into an option purchase agreement whereby DuraSwitch granted to Delphi an option to purchase 1,651,846 shares of DuraSwitch's common stock for $7.00 per share at any time before 11:59 p.m. on June 30, 2000.

         The terms of the acquisition are more fully described in the license agreement, option purchase agreement, option, warrant purchase agreement, and warrant, copies of which are attached to this report on Form 8-K as Exhibits
10.1 through 10.5.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

         10.1     A copy of the license agreement is annexed to this Form 8-K as
                  Exhibit 10.1. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)

         10.2 A copy of the warrant purchase agreement is annexed to this Form 8-K as Exhibit 10.2.

         10.3     A copy of the warrant is annexed to this Form 8-K as Exhibit
                  10.3.

         10.4 A copy of the option purchase agreement is annexed to this Form 8-K as Exhibit 10.4.

         10.5     A copy of the option is annexed to this Form 8-K as Exhibit
                  10.5.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DuraSwitch Industries, Inc.
                                       (Registrant)



Date: April 25, 2000                   By:   /s/ Robert J. Brilon
                                            -----------------------------------
                                            Robert J. Brilon, President
                                            and Chief Financial Officer


                                       By:   /s/ R. Terren Dunlap
                                            -----------------------------------
                                            R. Terren Dunlap, Chairman
                                            and Chief Executive Officer

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                                EXHIBIT INDEX

         10.1     A copy of the license agreement is annexed to this Form 8-K as
                  Exhibit 10.1. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)

         10.2 A copy of the warrant purchase agreement is annexed to this Form 8-K as Exhibit 10.2.

         10.3     A copy of the warrant is annexed to this Form 8-K as Exhibit
                  10.3.

         10.4 A copy of the option purchase agreement is annexed to this Form 8-K as Exhibit 10.4.

         10.5     A copy of the option is annexed to this Form 8-K as Exhibit
                  10.5.